UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 29, 2017

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

650 Liberty Avenue
Union, New Jersey 07083
(Address of principal executive offices)   (Zip Code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Bed Bath & Beyond Inc. (“the Company”) held on June 29, 2017, the following items were voted upon: (1) the election of ten directors of the Company for terms expiring in 2018; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 3, 2018; (3) a proposal to consider the approval, by non-binding vote, of the 2016 compensation paid to the Company’s named executive officers; (4) a proposal to recommend, by non-binding vote, the frequency of future advisory votes on executive compensation; and (5) the re-approval of the performance goals under the Bed Bath & Beyond Inc. 2012 Incentive Compensation Plan. The voting results with respect to each of the matters described were as follows:

1.	The ten directors were elected based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Warren Eisenberg	104,604,546	10,463,506	132,680	9,237,768
Leonard Feinstein	104,604,280	10,463,781	132,671	9,237,768
Steven H. Temares	105,737,764	9,368,494	94,474	9,237,768
Dean S. Adler	69,212,733	45,879,083	108,916	9,237,768
Stanley F. Barshay	69,486,070	45,599,440	115,222	9,237,768
Klaus Eppler	98,820,359	16,262,793	117,580	9,237,768
Patrick R. Gaston	106,655,679	8,377,536	167,517	9,237,768
Jordan Heller	105,279,455	9,820,765	100,512	9,237,768
Victoria A. Morrison	69,398,426	45,692,232	110,074	9,237,768
Virginia P. Ruesterholz	107,481,595	7,619,087	100,050	9,237,768

2.	The appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 3, 2018 was ratified based upon the following votes:

For	Against	Abstain
122,813,630	1,447,524	177,346

3.	The proposal to consider the approval, by non-binding vote, of the 2016 compensation paid to the Company’s named executive officers was not approved, by the following votes:

For	Against	Abstain	Broker Non-Votes
50,424,852	64,567,721	208,159	9,237,768

4.	One year was approved, by non-binding vote, as the frequency of future advisory votes on executive compensation, based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
112,320,408	156,286	2,623,801	100,237	9,237,768

In light of the results of the advisory vote on the frequency of future say-on-pay votes, the Company’s Board of Directors has determined that the Company will hold an advisory say-on-pay vote annually. The Company’s Board of Directors may reevaluate this determination after the next shareholder advisory vote on the frequency of say-on-pay votes.

5.	The proposal to re-approve the performance goals under the Bed Bath & Beyond Inc. 2012 Incentive Compensation Plan was approved, by the following votes:

For	Against	Abstain	Broker Non-Votes
108,473,396	6,583,496	143,840	9,237,768

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: June 30, 2017	By:	/s/ Susan E. Lattmann
Susan E. Lattmann Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)